UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 9, 2006

BARRETT BUSINESS SERVICES, INC.
(Exact name of registrant as specified in charter)

Maryland
(State or other jurisdiction of incorporation)

0-21886
(SEC File Number)

52-0812977
(IRS Employer Identification No.)

4724 S.W. Macadam Avenue Portland, Oregon	97239
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(503) 220-0988

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 9, 2006, Barrett Business Services, Inc. (the “Company”), issued a press release announcing its financial results for the fourth quarter ended December 31, 2005, and limited financial guidance for the first quarter of 2006. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(c)     Exhibits: The following exhibit is furnished with this Form 8-K:

99.1 Press Release dated February 9, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BARRETT BUSINESS SERVICES, INC.
Dated: February 9, 2006	By: /s/ Michael D. Mulholland Michael D. Mulholland Vice President - Finance